UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 28, 2007

MORGAN STANLEY CAPITAL I INC. (as Depositor under the Trust Agreement dated as of June 1, 2007, providing for the issuance of Morgan Stanley Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-9SL)

         Morgan Stanley Mortgage Loan Trust 2007-9SL
(Issuing Entity)

         Morgan Stanley Capital I Inc.
(Exact Name of Depositor as Specified in its Charter)

         Morgan Stanley Mortgage Capital Holdings LLC
(Exact Name of Sponsor as Specified in its Charter)

            Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130684	133291626
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events1

The Registrant registered the offerings of Morgan Stanley Mortgage Loan Trust 2007-9SL Mortgage Pass-Through Certificates, Series 2007-9SL on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130684) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $269,086,000 aggregate principal amount of Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates of its Morgan Stanley Mortgage Loan Trust 2007-9SL Mortgage Pass-Through Certificates, Series 2007-9SL on June 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 1, 2006, as supplemented by the Prospectus Supplement dated June 27, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class L-IO, Class OC, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, second lien, fixed rate, fully amortizing and balloon, residential mortgage loans, with an aggregate outstanding principal balance of approximately $313,255,278 as of June 1, 2007, together with certain other assets.

________________
[1]	Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of June 1, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of June 1, 2007 between Morgan Stanley Capital I Inc., as Purchaser, and Morgan Stanley Mortgage Capital Holdings LLC, as Seller.

99.2	Servicing Agreement dated as of June 1, 2007 between Morgan Stanley Mortgage Capital Holdings LLC, as Owner, and Saxon Mortgage Services, Inc., as Servicer.

99.3
Certificate Guaranty Insurance Policy (No. 498280) effective as of June 28, 2007, issued by MBIA Insurance Corporation and relating to the Morgan Stanley Mortgage Loan Trust 2007-9SL Mortgage Pass-Through Certificates, Series 2007-9SL, Class A Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:/s/ Val Kay
Name: Val Kay
Title: Vice President

Dated: July 28, 2007

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.1	Trust Agreement dated as of June 1, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of June 1, 2007 between Morgan Stanley Capital I Inc., as Purchaser, and Morgan Stanley Mortgage Capital Holdings LLC, as Seller.

99.2	Servicing Agreement dated as of June 1, 2007 between Morgan Stanley Mortgage Capital Holdings LLC, as Owner, and Saxon Mortgage Services, Inc., as Servicer.

99.3
Certificate Guaranty Insurance Policy (No. 498280) effective as of June 28, 2007, issued by MBIA Insurance Corporation and relating to the Morgan Stanley Mortgage Loan Trust 2007-9SL Mortgage Pass-Through Certificates, Series 2007-9SL, Class A Certificates.